EXHIBIT 23




Consent Of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K, into the Company's previously filed
Registration Statement File No. 33-24672.




                                 /s/ ARTHUR ANDERSEN LLP





Cincinnati, Ohio,
June 26, 1996.